Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: January 20, 2004
----------------------      ------------------------
Charles E. Porter, Principal Financial Officer




Section 906 Certifications
---------------------------
I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: January 20, 2004
----------------------      ------------------------
Karnig H. Durgarian, Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: January 20, 2004
----------------------      ------------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
--------------
012 Putnam Equity Income Fund
019 Putnam New Jersey Tax Exempt Income Fund
030 Putnam New York Tax Exempt Income Fund
037 Putnam Florida Tax Exempt Income Fund
047 Putnam Pennsylvania Tax Exempt Income Fund
058 Putnam Investment Grade Municipal Trust
060 Putnam High Yield Advantage Fund
168 Putnam Tax-Free Health Care Fund
398 Putnam Intermediate U.S. Government Income Fund
433 Putnam Capital Appreciation Fund
590 Putnam Managed High Yield Trust
845 Putnam Massachusetts Tax Exempt Income Fund
846 Putnam Michigan Tax Exempt Income Fund
847 Putnam Minnesota Tax Exempt Income Fund
848 Putnam Ohio Tax Exempt Income Fund
855 Putnam Arizona Tax Exempt Income Fund
949 Putnam Classic Equity Fund